                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


   Date of Report (date of earliest event reported):  September 26, 2000


                          WELLS FARGO & COMPANY
           (Exact name of registrant as specified in its charter)


Delaware                              001-2979              No. 41-0449260
(State or other jurisdiction      (Commission File          (IRS Employer
of incorporation)                      Number)            Identification No.)


           420 Montgomery Street, San Francisco, California 94163
           (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  1-800-411-4932

                              Not applicable

      (Former name or former address, if changed since last report)

Item 5: OTHER EVENTS

        Attached hereto as Exhibit 99 is a Press Release announcing Wells Fargo & Company's amended stock repurchase authority.

Item 7: FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            99 Copy of the Press Releases announcing Wells Fargo & Company's amendment to the February 22, 2000 authorization to repurchase Wells Fargo & Company's issued and outstanding stock.


                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 27, 2000.

                                     WELLS FARGO & COMPANY



                                     By: LES L. QUOCK
                                     --------------------------------
                                     Les L. Quock
                                     Senior Vice President and Controller